Exhibit 99.1

Vireo Growth Inc. Announces Third Quarter 2025 Results

Q3 GAAP revenue of $91.7 million increased 264% year-over-year, driven by recently closed M&A transactions and organic growth throughout the portfolio

Completed refinancing of senior secured debt which is expected to decrease annualized interest expense by $10 million

Closed Q3 with $117 million in cash; expects to remain acquisitive in distressed environment

MINNEAPOLIS – November 12, 2025 – Vireo Growth Inc. (“Vireo” or the “Company”) (CSE: VREO; OTCQX: VREOF), today reported financial results for its third fiscal quarter ended September 30, 2025. Key financial results are presented below in summary form with supporting commentary and discussion from management of certain key operating metrics which the Company uses to judge its performance. All currency figures referenced herein are denominated in U.S. dollars.

Summary of Key Financial Metrics

	Three Months Ended				Nine Months Ended
US $in millions	September 30,				September 30,
	2025	2024	Variance		2025	2024	Variance
GAAP Revenue	$91.7	$25.2	264.2%		$164.3	$74.4	120.9%
GAAP Gross Profit	$37.4	$12.3	204.1%		$70.2	$38.1	84.3%
Gross Profit Margin	40.8%	49.0%	-820	bps	42.7%	51.3%	-860	bps
Adjusted Gross Profit[1]	$50.8	$12.7	300.0%		$88.5	$38.2	131.7%
Adjusted Gross Profit Margin[1]	55.4%	50.4%	500	bps	53.9%	51.3%	250	bps
GAAP Operating Income	$0.8	$3.9	-79.0%		$0.8	$14.4	-94.7%
GAAP Operating Income Margin	0.9%	15.5%	-1,460	bps	0.5%	19.4%	-1,890	bps
Adjusted Operating Income[2]	$21.0	$5.2	303.8%		$38.0	$15.8	140.5%
Adjusted Operating Income Margin[2]	22.9%	20.6%	230	bps	23.1%	21.2%	190	bps
Adjusted EBITDA	$25.4	$6.4	297.0%		$45.2	$18.5	144.7%
Adjusted EBITDA Margin	27.7%	25.3%	230	bps	27.5%	24.8%	268	bps

1Excludes fair value adjustments and Grown Rogue termination fee

2Excludes fair value adjustments, Grown Rogue termination fee, share based compensation and transaction expenses

NOTE: Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, and Adjusted EBITDA Margin are non-GAAP financial measures. Please refer to the end of this press release for a definition of these measures and a reconciliation to the most directly comparable GAAP measures.

Management Commentary

Chief Executive Officer John Mazarakis commented, “Our third quarter results reflect continued progress against our objective to create a portfolio of prolific brands in cannabis. Performance was in line with our expectations and is beginning to demonstrate the impact of our efforts to transform the Company through accretive M&A. As we exit 2025 and begin the new year, we will continue optimizing all areas of our business while remaining opportunistic with respect to further acquisitive growth opportunities.”

Recent Developments

On September 16, 2025, the Company recorded its first sale of adult use cannabis in Minnesota at its historic downtown Minneapolis Green Goods® dispensary. The Company is now dispensing a full suite of both medical and adult-use cannabis products at all eight of its Green Goods™ dispensaries located throughout the State of Minnesota. As one of the state’s operational licensed adult-use cannabis cultivators and retailers, and with a population of 5.7 million people, the launch of Minnesota’s adult-use cannabis market is expected to serve as an organic revenue growth catalyst for Vireo for the foreseeable future.

On October 14, 2025, the Company announced that it closed on a transaction to acquire outstanding senior secured convertible notes of public U.S. multi-state cannabis operator Schwazze, and that it entered into a Restructuring Support Agreement with Schwazze. The parties plan to restructure the operations and capital structure of Schwazze and its subsidiaries through a series of transactions, including the UCC sale of certain assets representing a majority of the total assets of Schwazze to a newly-formed entity to be majority-owned by Vireo, and the liquidation and winding down of Schwazze’s remaining operations. Schwazze currently operates 46 dispensaries and 2 manufacturing facilities throughout Colorado and New Mexico.

On October 29, 2025, the Company announced that it has reached a comprehensive settlement agreement with Verano Holdings Corp., dismissing all outstanding litigation matters between the two companies that are pending before the Supreme Court of British Columbia, Canada. The terms of the agreement were approved by the respective Boards of Directors of both companies. The value of the settlement to Vireo is approximately $10 million.

At the end of the third quarter, the Company had largely completed integration of its recent acquisitions, including streamlined accounting, finance, human resources, insurance, and procurement operations, as well as the implementation of a new Enterprise Resource Planning system across the organization. The Company has already realized corporate overhead synergies, and full integration is expected to be completed by the end of the year.

Balance Sheet and Liquidity

As of September 30, 2025, total current assets excluding New York assets held for sale and income taxes receivable were $191.1 million, including cash on hand of $117.5 million. Total current liabilities excluding New York liabilities held for sale and uncertain tax liabilities were $60.8 million. As of September 30, 2025, the Company had a total of 1,062,254,684 shares outstanding on the treasury method basis using a share price of $0.64.

Conference Call and Webcast Information

Vireo management will host a conference call with research analysts today, November 12, 2025, at 8:30 a.m. ET (7:30 a.m. CT) to discuss its financial results for its third quarter ended September 30, 2025. Interested parties may attend the conference call by dialing 1-800-715-9871 (Toll-Free) (US and Canada) or 1-646-307-1963 (Toll) (International) and referencing conference ID number 7974705.

A live audio webcast of this event will also be available in the Events & Presentations section of the Company’s Investor Relations website and via the following link:

https://events.q4inc.com/attendee/235390523.

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives our intense local market focus while leveraging the strength of a national portfolio. We are committed to hiring industry leaders and deploying capital and talent where we believe it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Additional Information

Additional information relating to the Company’s third quarter 2025 results will be available on EDGAR and SEDAR+ later today. Vireo refers to certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, and Adjusted Operating Income Margin in circumstances in which the Company believes that doing so provides additional perspective and insights when analyzing the core operating performance of the business. These measures do not have any standardized meaning and may not be comparable to similar measures presented by other issuers. Please see the Supplemental Information and Reconciliation of Non-GAAP Financial Measures at the end of this news release for more detailed information regarding non-GAAP financial measures including a reconciliation of each measure to the most directly comparable GAAP financial measure.

Contact Information

Joe Duxbury

Chief Accounting Officer

investor@vireogrowth.com

(612) 314-8995

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the expected decrease in annualized interest expense as a result of the completion of the refinancing of senior secured debt; the Company’s future M&A strategy and optimization of all areas of the Company’s business; the expected benefits of the Company’s expansion into the adult-use cannabis market, including expected future revenues and growth associated therewith; expectations around the proposed transactions involving Schwazze and its assets; and the Company’s expectations around integration of the operations of its recent acquisitions at timing thereof. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Financial outlooks, as with forward-looking information generally, are, without limitation, based on the assumptions and subject to various risks as set out herein and in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities Exchange Commission. Our actual financial position and results of operations may differ materially from management’s current expectations and, as a result, our revenue, EBITDA, Adjusted EBITDA, and cash on hand may differ materially from the values provided in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.

VIREO GROWTH INC.

STATE-BY-STATE REVENUE PERFORMANCE

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

	Three Months Ended
	September 30,
	2025	2024	$Change	% Change
Retail:
MN	$11,954,050	$11,391,969	$562,081	5%
NY	985,914	1,428,827	(442,913)	(31)%
MD	6,620,115	6,919,991	(299,876)	(4)%
UT	11,476,957	—	11,476,957	100%
NV	24,946,810	—	24,946,810	100%
MO	19,968,137	—	19,968,137	100%
Total Retail	$75,951,983	$19,740,787	$56,211,196	285%

Wholesale:
MN	$66,812	146,461	(79,649)	(54)%
NY	5,117,153	1,321,224	3,795,929	287%
MD	3,749,186	3,956,871	(207,685)	(5)%
UT	1,856,967	—	1,856,967	100%
NV	24,244	—	24,244	100%
MO	4,888,810	—	4,888,810	100%
Total Wholesale	$15,703,172	$5,424,556	$10,278,616	189%

Total Revenue	$91,655,155	$25,165,343	$66,489,812	264%

	Nine Months Ended
	September 30,
	2025	2024	$Change	% Change
Retail:
MN	$34,021,309	$34,608,015	$(586,706)	(2)%
NY	3,285,510	4,854,423	(1,568,913)	(32)%
MD	20,189,092	20,696,808	(507,716)	(2)%
UT	17,578,578	—	17,578,578	100%
NV	31,308,095	—	31,308,095	100%
MO	25,575,600	—	25,575,600	100%
Total Retail	$131,958,184	$60,159,246	$71,798,938	119%

Wholesale:
MN	507,936	153,330	354,606	231%
NY	10,181,207	3,454,162	6,727,045	195%
MD	12,021,131	10,594,167	1,426,964	13%
UT	2,963,723	—	2,963,723	100%
NV	52,450	—	52,450	100%
MO	6,574,175	—	6,574,175	100%
Total Wholesale	$32,300,622	$14,201,659	$18,098,963	127%

Total Revenue	$164,258,806	$74,360,905	$89,897,901	121%

Supplemental Information and Reconciliation of Non-GAAP Financial Measures

Vireo management occasionally elects to provide certain non-GAAP financial measures such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, and Adjusted Operating Income Margin. EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted Operating Income, and Adjusted Operating Income Margin are non-GAAP measures and do not have standardized definitions under GAAP. The following information provides reconciliations of the supplemental non-GAAP financial measures presented herein to the most directly comparable financial measures calculated and presented in accordance with GAAP. The Company has provided the non-GAAP financial measures, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented.

Reconciliation of Net Loss to EBITDA and Adjusted EBITDA

We have included this information as management believes certain investors use this information to evaluate our performance in comparison to other cannabis companies. The table below provides a reconciliation of net loss to EBITDA and to Adjusted EBITDA.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Net income (loss)	$(26,298,861)	$(4,926,358)	$(47,741,680)	$(12,306,228)
Interest expense, net	6,906,226	7,363,655	22,153,565	23,604,746
Income taxes	13,347,000	2,385,000	19,876,000	6,770,000
Depreciation & Amortization	2,082,819	256,326	3,441,872	762,864
Depreciation and amortization included in cost of sales	1,813,459	582,072	3,242,131	1,752,770
EBITDA (non-GAAP)	$(2,149,357)	$5,660,695	$971,888	$20,584,152
Non-cash inventory adjustments	13,394,126	393,000	17,753,085	130,000
Grown Rogue termination fee included in cost of goods sold	—	—	533,333	—
Stock-based compensation	4,006,712	1,304,919	9,618,192	1,424,140
Transaction related expenses	803,724	—	6,777,864	—
Other income	(479,245)	(970,850)	(861,610)	(3,881,931)
Debt financing costs	1,873,589	—	1,873,589	—
Severance expense	74,320	—	694,159	—
Loss on disposal of assets	7,837,671	—	7,843,515	218,327
Adjusted EBITDA (non-GAAP)	$25,361,541	$6,387,764	$45,204,016	$18,474,688

The financial information reported in this news release is based on unaudited financial statements for the third quarter ended September 30, 2025, and September 30, 2024. All financial information contained in this news release is qualified in its entirety with reference to such financial statements. To the extent that the financial information contained in this news release is inconsistent with the information contained in the Company’s audited financial statements, the financial information contained in this news release shall be deemed to be modified or superseded by the Company’s audited financial statements. The making of a modifying or superseding statement shall not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation for purposes of applicable securities laws.

Reconciliation of Q3 Gross Profit to Adjusted Gross Profit

The table below provides a reconciliation of Gross Profit to Adjusted Gross Profit. Adjusted Gross Profit Margin represents Adjusted Gross Profit divided by GAAP revenue for the relevant period.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Gross Profit	$37,382,999	$12,323,970	$70,213,158	$38,119,040
Non-cash inventory adjustments	13,394,126	393,000	17,753,085	130,000
Grown Rogue termination fee included in cost of goods sold	—	—	533,333	—
Adjusted Gross Profit (non-GAAP)	$50,777,125	$12,716,970	$88,499,576	$38,249,040

Reconciliation of Q3 Operating Income to Adjusted Operating Income

The table below provides a reconciliation of Gross Profit to Adjusted Gross Profit. Adjusted Operating Income Margin represents Adjusted Operating Income divided by GAAP revenue for the relevant period.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Operating Income	$808,956	$3,851,447	$765,955	$14,404,914
Non-cash inventory adjustments	13,394,126	—	17,753,085	—
Grown Rogue termination fee included in cost of goods sold	—	—	533,333	—
Stock-based compensation	4,006,712	1,304,919	9,618,192	1,424,140
Debt financing costs	1,873,589	—	1,873,589	—
Severance expense	74,320	—	694,159	—
Transaction related expenses	803,724	—	6,777,864	—
Adjusted Operating Income (non-GAAP)	$20,961,427	$5,156,366	$38,016,177	$15,829,054

VIREO GROWTH INC.

CONSOLIDATED BALANCE SHEETS AS OF 9/30/2025 AND 12/31/2024

(Amounts Expressed in United States Dollars, Unaudited and Condensed)

	September 30,	December 31,
	2025	2024
Assets
Current assets:
Cash	$97,151,669	$91,604,970
Restricted Cash	20,387,672	—
Marketable Securities	1,012,527	—
Accounts receivable, net of credit losses of $1,027,316 and $244,264, respectively	12,180,295	4,590,351
Income tax receivable	14,414,476	12,027,472
Inventory	53,901,588	21,666,364
Prepayments and other current assets	5,114,818	1,650,977
Warrants held	1,333,103	2,270,964
Assets Held for Sale	102,468,441	96,560,052
Total current assets	307,964,589	230,371,150
Property and equipment, net	121,241,954	32,311,762
Operating lease, right-of-use asset	37,112,753	7,859,434
Intangible assets, net	89,651,531	7,899,328
Goodwill	97,289,115	—
Investments	6,000,000	—
Deposits	2,129,430	421,244
Indemnified Assets	17,529,137	—
Total assets	678,918,509	$278,862,918
Liabilities
Current liabilities
Accounts payable and accrued liabilities	38,543,289	$10,456,036
Convertible debt, current portion	$1,650,000	—
Long-Term debt, current portion	15,630,000	900,000
Right of use liability	4,771,482	1,400,015
Uncertain tax liability	84,818,307	33,324,000
Derivative Liability	160,778	—
Liabilities held for sale	89,334,872	89,387,203
Total current liabilities	234,908,728	135,467,254
Right-of-use liability	41,772,546	16,494,439
Long-term debt, net	131,665,305	61,438,046
Convertible debt, net	8,246,109	9,862,378
Contingent consideration	14,919,000	—
Other long-term liabilities	1,101,299	37,278
Total liabilities	432,612,987	223,299,395
Stockholders’ equity
Subordinate Voting Shares ($- par value, unlimited shares authorized; 923,898,809 shares issued and outstanding at September 30, 2025 and 337,512,681 at December 31, 2024)	—	—
Multiple Voting Shares ($- par value, unlimited shares authorized; 259,632 shares issued and outstanding at September 30, 2025 and 285,371 at December 31, 2024)	—	—
Additional paid in capital	525,482,763	286,999,084
Accumulated deficit	(279,177,241)	(231,435,561)
Total stockholders’ equity	$246,305,522	$55,563,523
Total liabilities and stockholders’ equity	$678,918,509	$278,862,918

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

(Amounts Expressed in United States Dollars, Unaudited and Condensed)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
Revenue	$91,655,155	$25,165,343	$164,258,806	$74,360,905
Cost of sales
Product costs	40,878,030	12,448,373	76,292,563	36,111,865
Non-cash product costs	12,397,641	—	16,549,749	—
Inventory valuation adjustments	996,485	393,000	1,203,336	130,000
Gross profit	37,382,999	12,323,970	70,213,158	38,119,040
Operating expenses:
Selling, general and administrative expenses	29,680,788	6,911,278	49,609,275	21,527,122
Transaction related expenses	803,724	—	6,777,864	—
Stock-based compensation expenses	4,006,712	1,304,919	9,618,192	1,424,140
Depreciation	552,589	76,292	1,017,287	222,763
Amortization	1,530,230	180,034	2,424,585	540,101
Total operating expenses	36,574,043	8,472,523	69,447,203	23,714,126

Gain (loss) from operations	808,956	3,851,447	765,955	14,404,914

Other income (expense):
Interest expenses, net	(6,906,226)	(7,363,655)	(22,153,565)	(23,604,746)
Gain (loss) on disposal of assets	(7,837,671)	—	(7,843,515)	(218,327)
Other income (expenses)	983,080	970,850	1,365,445	3,881,931
Other income (expenses), net	(13,760,817)	(6,392,805)	(28,631,635)	(19,941,142)

Loss before income taxes	(12,951,861)	(2,541,358)	(27,865,680)	(5,536,228)

Current income tax expenses	(13,347,000)	(2,385,000)	(19,876,000)	(6,770,000)
Net loss and comprehensive loss	(26,298,861)	(4,926,358)	(47,741,680)	(12,306,228)
Net loss per share - basic and diluted	$(0.04)	$(0.02)	$(0.05)	$(0.08)
Weighted average shares used in computation of net loss per share - basic & diluted	627,654,382	201,377,275	949,820,535	162,836,874

VIREO GROWTH INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

(Amounts Expressed in United States Dollars, Unaudited and Condensed)

	Nine Months Ended September 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(47,741,680)	$(12,306,228)
Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash amortization of inventory step up included in product costs	16,549,749	—
Inventory valuation adjustments	1,203,336	130,000
Depreciation	1,017,287	222,763
Depreciation capitalized into inventory	3,177,308	1,678,434
Non-cash operating lease expense	1,093,085	323,309
Amortization of intangible assets	2,424,585	540,101
Amortization of intangible assets capitalized into inventory	64,823	74,336
Stock-based payments	9,461,855	1,424,140
Warrants held	937,861	(3,284,619)
Derivative (gain) loss	160,778	—
Loss on extinguishment of debt	4,911,988	—
Interest Expense	3,074,234	3,806,093
Bad debt expense	313,618	230,818
Accretion of interest on right-of-use finance lease liabilities	160,392	168,464
Loss (gain) on disposal of assets	(863,813)	120,856
Change in operating assets and liabilities:
Accounts Receivable	(4,192,453)	173,047
Prepaid expenses	(953,498)	(496,757)
Inventory	(2,396,728)	(482,192)
Income taxes	8,832,232	361,154
Uncertain tax position liabilities	14,411,000	6,410,000
Accounts payable and accrued liabilities	(18,800,446)	1,213,360
Changes in operating lease liabilities	(1,829,045)	(404,556)
Change in assets and liabilities held for sale	(5,960,720)	(3,693,771)
Net cash used in operating activities	(14,944,252)	(3,791,248)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant, and equipment	(18,461,912)	(8,974,901)
Proceeds from note receivable	—	3,600,000
Purchase of marketable securities	(1,012,527)	—
Acquisition of WholesomeCo, Inc., net of cash paid	7,025,811	—
Acquisition of Deep Roots Holdings, Inc., net of cash paid	19,382,607	—
Acquisition of Proper Holdings Management, Inc., net of cash paid	12,951,202	—
Capitalized software development costs	(1,065,611)	—
Deposits	(638,262)	(150,100)
Net cash used in investing activities	18,181,308	(5,525,001)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of issuance costs	146,789,514	1,131,400
Proceeds from issuance of shares	—	700,000
Proceeds from warrant exercises	38,516	43,953
Proceeds from option exercises	90,890	16,500
Debt principal payments	(124,221,605)	(1,098,000)
Lease principal payments	—	(162,405)
Net cash used in financing activities	22,697,315	631,448
Net change in cash	25,934,371	(8,684,801)
Cash, beginning of period	91,604,970	15,964,665
Cash, end of period	$117,539,341	$7,279,864